UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) September 7, 2005
                                                      --------------------------

                              SEACOR Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-12289                              13-3542736
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   (Commission File Number)           (IRS Employer Identification No.)

         11200 Richmond, Suite 400
              Houston, Texas                              77082
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  (Address of Principal Executive Offices)              (Zip Code)

                                 (281) 899-4800
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           On September 7, 2005 the Board of Directors of SEACOR Holdings Inc. (the "Company"), upon recommendation of the Company's Compensation Committee, modified the compensation of directors who are not officers of the Company. The changes to the cash retainer and meeting retainer fees are retroactively effective to July 1, 2005. The annual cash retainer for non-management directors was increased from $15,000 to $25,000 and the cash fee for attendance at every regular and special meeting of the Board of Directors or any committee of the Board was increased from $1,500 to $2,000. Each member of the Board who is not an employee of the Company is also granted options and Common Stock pursuant to the SEACOR 2003 Non-Employee Director Share Incentive Plan (Exhibit 10.23 to the Company's Form 10-K for the fiscal year ended December 31, 2004).

           The information set forth in item 5.02(c) hereof describing compensation arrangements with Messrs. Ryan and Cenac is incorporated herein by reference as if set forth in its entirety.


ITEM 5.02 DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b)  Departure of Principal Officers.

           On September 7, 2005, the Company announced that, effective October 1, 2005, Randall Blank, currently Executive Vice President, Chief Financial Officer and Secretary, and Lenny Dantin, currently Vice President and Chief Accounting Officer, will leave their respective positions. Mr. Blank will assume full-time responsibility as President and CEO of SEACOR Environmental Services Inc. and Mr. Dantin will assist with financial matters in the Company's Morgan City, Louisiana office.

(c)  Appointment of Principal Officers.

           On September 7, 2005, the Company announced that, effective October 1, 2005, Richard Ryan and Matthew Cenac will assume the positions of Chief Financial Officer and Chief Accounting Officer of the Company, respectively.

           Mr. Ryan, 50, who was appointed upon recommendation of the Audit Committee, is presently Managing Director of SEACOR Marine (International) Ltd., based in Lowestoft, England. In that position, which he has held since July 2002, Mr. Ryan is responsible for management of SEACOR's Offshore International Division. From September 2000 until June 2002, he was International Controller of SEACOR Marine (International) Ltd., based in Paris, France, and was responsible for all accounting, finance, administration and taxation issues arising in SEACOR's Offshore International Division.

           Mr. Cenac, 39, presently the Company's Corporate Controller, has held that position since June 2003. From October 2001 until April 2003 he was Controller of PipeWorks, Inc., a pipe fabrication enterprise, and previously was a Senior Manager for Ernst & Young LLP from August 1987 until September 2001.


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
           Mr. Ryan and Mr. Cenac will each serve at the pleasure of the Company's Board of Directors and neither has any relationship or has engaged in or is otherwise connected to any transaction that would require disclosure pursuant to Items 401(a) or 404(d) of Regulation S-K of the Securities and Exchange Commission. Their compensation and employment status may be changed at any time in the discretion of the Board.

           Mr. Ryan's present annual base rate of compensation is GBP87,500. He is eligible for cash and stock bonuses under the Company's executive compensation plans and participates in the SEACOR Marine (International) Ltd. pension plan pursuant to which both Mr. Ryan and the Company annually contribute an amount up to five percent of Mr. Ryan's base compensation. He is provided with long term disability insurance coverage, and the premiums for Mr. Ryan's private medical insurance coverage and the school tuition for his minor daughter are paid by the Company. He is also provided with the use of a company car. For the year 2004, Mr. Ryan was awarded a cash bonus of GBP20,000, 2,000 shares of SEACOR restricted common stock and 2,500 SEACOR common stock options. In 2005, he was awarded an additional cash bonus of $35,000.

           Mr. Cenac's present annual rate of compensation is $190,000. He is eligible to receive an annual cash incentive award subject to the discretion of the Compensation Committee of the Board of Directors and participate in incentive programs, which currently involve awards of restricted stock and stock options pursuant to the Company's 2003 Share Incentive Plan (Exhibit 10.24 to the Company's Form 10-K for the fiscal year ended December 31, 2004) and, as of October 1, 2005, will be eligible to participate in a non-qualified deferred compensation plan. In 2004 Mr. Cenac was awarded a cash bonus of $30,000, 1,000 shares of SEACOR restricted common stock and 1,000 SEACOR common stock options.

           A copy of the press release dated September 7, 2005 is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(d)  Election of New Directors Except by a Vote of Security Holders.

           On September 8, 2005, the Company announced that, on September 7, 2005, Steven A. Webster and Christopher Regan had been elected to the Company's Board of Directors upon the recommendation of the Nominating & Corporate Governance Committee. The elections are effective immediately. A copy of the press release dated September 8, 2005 is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The size of the Company's Board of Directors was increased to twelve members in connection with these elections.

           Mr. Webster and Mr. Regan will stand for reelection at the Company's next annual meeting of stockholders and neither has engaged in or is otherwise connected to any transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K of the Securities and Exchange Commission.

           No determination has yet been made as to which, if any, Board committees, Messrs. Webster and Regan might serve on.

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
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

           At a meeting on September 7, 2005, the Company's Board of Directors resolved to amend the by-laws of the Company, effective immediately, and expand the maximum size of the Board from eleven to twelve directors. A copy of the amendment to the by-laws is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit 3.1       Amendment to the Amended and Restated By-Laws of
                           SEACOR Holdings Inc.

         Exhibit 99.1 Press Release of SEACOR Holdings Inc., dated September 7, 2005.

         Exhibit 99.2 Press Release of SEACOR Holdings Inc., dated September 8, 2005.









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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SEACOR Holdings Inc.


                                      By: /s/ Alice N. Gran
                                          --------------------------------------
                                          Name:  Alice N. Gran
                                          Title: Senior Vice President and
                                                 General Counsel

Date:  September 13, 2005










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
                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

Exhibit 3.1         Amendment to the Amended and Restated By-Laws of SEACOR
                    Holdings Inc.

Exhibit 99.1        Press Release of SEACOR Holdings Inc., dated September 7,
                    2005

Exhibit 99.2        Press Release of SEACOR Holdings Inc., dated September 8,
                    2005









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